Item 1. Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

International Stock Portfolio

Annual Report


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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

MANAGER COMMENTARY

International stocks delivered powerful returns during the 12 months ended December 31, 2004, with Latin American markets leading the way. Japan had been weak earlier in the year but managed to post significant gains during the final quarter. Emerging markets overall were outstanding, while U.S. investors benefited from the strength of the euro versus the sagging dollar.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

International Stock Portfolio                        12.08%               13.77%

MSCI EAFE Index                                      15.10                20.70

Lipper Variable Annuity
Underlying International
Growth Funds Average                                 12.93                17.36


The Portfolio delivered a strong return in 2004, although results trailed the MSCI EAFE benchmark due to several factors. Once again, value stocks handily outpaced growth stocks over the year, which was detrimental to our growth style in relative terms. Stock selection within the U.K., particularly among health care stocks, impaired results. Japanese stock selection along with our consumer discretionary stocks also proved costly. In addition, an underweight in utilities hurt, since dividend-paying stocks performed well through the year, reflecting their value characteristics.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

MSCI EAFE Growth Index                               13.40%               16.48%

MSCI EAFE Value Index                                16.73                24.88


MARKET ENVIRONMENT

European markets performed reasonably well. However, while stock valuations are attractive, economic growth in the region has been lackluster. European stock market returns were less volatile, particularly during the second quarter when Asian markets suffered over a revised outlook for China. Among the markets in the region, Italy, Spain, and Norway were particularly strong.

Market Performance
--------------------------------------------------------------------------------

Six Months                        Local      Local Currency                U.S.
Ended 12/31/04                 Currency     vs. U.S. Dollars            Dollars
--------------------------------------------------------------------------------

France                             2.93%              11.72%              15.00%

Germany                            4.93               11.72               17.23

Hong Kong                         22.43                0.35               22.85

Italy                             12.76               11.72               25.98

Japan                             -1.71                6.48                4.67

Mexico                            25.02                3.46               29.35

Netherlands                        1.52               11.72               13.42

Singapore                         12.06                5.52               18.22

Sweden                             7.43               13.36               21.78

Switzerland                        1.61               10.14               11.91

United Kingdom                     9.32                5.87               15.73



Source: RIMES Online, using MSCI indices.


Japan did poorly over the past six months, but the Japanese market was positive during the full year, particularly in dollar terms. Japan's fortunes were influenced by the progress of its economic recovery and the transparency of banking sector reforms, but high oil prices had a negative impact on the country's industrial base. Stocks here are also sensitive to developments in China, since exports to that vast market are essential to Japan's recovery.

Latin American markets far outpaced other regions, thanks partly to anticipated debt reduction in some countries and partly to the area's resource-driven exposure to China. Brazil, in particular, has benefited from the global interest rate picture; since interest rates are not expected to rise as sharply as previously thought, the outlook for the Brazilian economy is much improved. Standard & Poor's and Moody's raised their credit ratings for the country's securities, reflecting Brazil's economic rebound and improved fiscal management. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses.

Emerging markets overall delivered powerful returns during the past six and 12 months, although the pattern was uneven with stocks doing well in the first quarter of 2004 but suffering in the second on concerns about slowing Chinese growth and rising oil prices.



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PORTFOLIO REVIEW

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

Geographic Diversification
--------------------------------------------------------------------------------
                                          Latin       Other and
Japan                  Far East         America        Reserves          Europe

  21%                        8%              4%              3%             64%


Based on net assets as of 12/31/04.


AstraZeneca and GlaxoSmithKline hurt performance on a relative basis. Lagging results from Japanese financial stock Nomura and IT stocks NEC and Rohm were also detrimental to results. Among our consumer discretionary stocks, Compass issued a profit warning, and Funai Electric and Philips Electronics were disappointing. Adecco impeded relative results because of accounting issues earlier in the year. (Please refer to our portfolio of investments for a complete listing of portfolio holdings and the amount each represents of the portfolio.)

On a positive note, stock selection in the telecom sector added value. Our emerging wireless holdings were particularly strong, including America Movil, which benefited from Mexican growth and a potential increase in mobile activity from current penetration levels. IT stock selection also added value, with Research In Motion and Samsung Electronics particular stand-outs. Our top three contributors to absolute performance were Total, ENI, and UBS, and the stellar sectors for the year were financials and telecommunications as well as utilities. The worst absolute performers were the previously mentioned Astrazeneca and Compass and Yukos, which suffered from its political and tax-related struggles with the Russian government.


Industry Diversification

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  6/30/04             12/31/04
--------------------------------------------------------------------------------

Financials                                            22.7%                26.3%

Consumer Discretionary                                17.5                 17.1

Telecommunication Services                             9.2                  9.8

Industrials and Business Services                      8.7                  8.8

Health Care                                            8.7                  8.0

Energy                                                 7.5                  7.8

Consumer Staples                                       8.6                  7.4

Information Technology                                 9.6                  7.4

Materials                                              4.0                  3.9

Utilities                                              1.4                  1.6

Other and Reserves                                     2.1                  1.9

Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

Historical weightings reflect current industry/sector classifications.

Although underweight versus the index, we were well exposed to European banks and financials in 2004, since we were attracted by their appealing valuations in a low interest rate environment. Notable holdings here included National Bank of Greece and Hypo Real Estate. We consider India most attractive within Asia and hold I-Flex Solutions in the portfolio. Sales included Rio Tinto, which is exposed to the weak U.S. dollar, Total because of the peaking oil price, Samsung after a compression in its profit margin, Honda, and Sumitomo Mitsui Financial.


OUTLOOK

Our outlook remains generally positive for 2005. Apart from geopolitical and terrorist risks, the supply of oil should remain sufficient to avoid sharp price increases. On average, large-cap stocks look less expensive than small-caps, and growth stock valuations are comparable to value stocks. Valuations in nearly all global markets are lower than those in the U.S. and offer interesting investment opportunities.

European stock valuations are appealing, but this is offset to a great extent by a sluggish economic outlook; interest rates should remain low since growth has been more tempered than elsewhere. Emerging markets are more attractive overall as their economies should continue to grow, but at a slower pace than last year. Stock markets there have much to offer, though less so than a year ago. Japan's economy has been weaker than investors had hoped for as the declining dollar and high oil prices have hindered export stocks and manufacturing. However, we believe that economic growth will remain positive now that oil prices have fallen from their highs and the interest rate climate is favorable.

Respectfully submitted,


David J.L. Warren
President, T. Rowe Price International Funds, Inc.
January 21, 2005


RISKS OF INTERNATIONAL INVESTING
--------------------------------------------------------------------------------

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY
--------------------------------------------------------------------------------

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and The Far East). The index represents the major markets of the world.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.


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T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
Company                                            Country             12/31/04
--------------------------------------------------------------------------------

GlaxoSmithKline                             United Kingdom                  3.1%

Royal Bank of Scotland                      United Kingdom                  2.5

Total                                               France                  2.4

Vodafone                                    United Kingdom                  2.2

Shell Transport & Trading/                 United Kingdom/
Royal Dutch Petroleum                          Netherlands                  1.9

UBS                                            Switzerland                  1.9

Sanofi-Aventis                                      France                  1.8

Nestle                                         Switzerland                  1.6

ENI S.p.A.                                           Italy                  1.3

Kingfisher                                  United Kingdom                  1.3

Securitas                                           Sweden                  1.2

France Telecom                                      France                  1.1

BNP Paribas                                         France                  1.1

Telefonica                                           Spain                  1.1

Banco Bilbao
Vizcaya Argentaria                                   Spain                  1.1

ING Groep GDS                                  Netherlands                  1.1

Toyota Motor                                         Japan                  1.1

Credit Suisse Group                            Switzerland                  1.0

Adecco                                         Switzerland                  1.0

Reed Elsevier                              United Kingdom/
                                               Netherlands                  1.0

Sumitomo Mitsui Financial                            Japan                  1.0

Nokia                                              Finland                  1.0

Compass                                     United Kingdom                  1.0

UniCredito Italiano                                  Italy                  1.0

Nomura                                               Japan                  0.9
--------------------------------------------------------------------------------
Total                                                                      35.7%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.


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T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

International Stock Portfolio
--------------------------------------------------------------------------------

As of 12/31/04

International Stock Portfolio                          $15,747

MSCI EAFE Index                                        $17,815

Lipper Variable Annuity Underlying
International Growth Funds Average                     $18,321


                                                                         Lipper
                                                                       Variable
                                                                        Annuity
                                                                     Underlying
                          International                MSCI       International
                                  Stock                EAFE        Growth Funds
                              Portfolio               Index             Average

12/94                        $   10,000          $   10,000        $   10,000
12/95                            11,118              11,155            11,246.2
12/96                            12,752              11,865            12,978.1
12/97                            13,147              12,109            13,920.3
12/98                            15,231              14,571            16,187.3
12/99                            20,306              18,549            24,870.8
12/00                            16,684              15,960            20,038.9
12/01                            12,978              12,575            15,043.4
12/02                            10,604              10,606            11,972.5
12/03                            13,841              14,760            15,757.7
12/04                            15,747              17,815            18,321.5



Average Annual Compound Total Return
--------------------------------------------------------------------------------

Periods Ended 12/31/04           1 Year             5 Years            10 Years
--------------------------------------------------------------------------------

International Stock
Portfolio                         13.77%             -4.96%                4.65%

MSCI EAFE Index                   20.70               -0.80                5.94

Lipper Variable Annuity
Underlying International
Growth Funds Average              17.36               -5.31                5.95


Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.


International Stock Portfolio
--------------------------------------------------------------------------------

                                                                       Expenses
                              Beginning              Ending         Paid During
                                Account             Account             Period*
                                  Value               Value           7/1/04 to
                                 7/1/04            12/31/04            12/31/04
--------------------------------------------------------------------------------

Actual                  $         1,000     $      1,120.80     $          5.60

Hypothetical
(assumes 5% return
before expenses)        $         1,000     $      1,019.86     $          5.33



* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.05%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.



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Financial Highlights
T. Rowe Price International Stock Portfolio

                                For a share outstanding throughout each period
                      ---------------------------------------------------------

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   11.94   $    9.26   $   11.47   $   15.07   $   19.04

Investment activities

  Net investment
  income (loss)           0.14        0.13        0.10        0.24        0.07

  Net realized
  and unrealized
  gain (loss)             1.50        2.69       (2.20)      (3.59)      (3.46)

  Total from
  investment
  activities              1.64        2.82       (2.10)      (3.35)      (3.39)

Distributions

  Net investment
  income                 (0.14)      (0.13)      (0.10)      (0.25)      (0.10)

  Net realized gain       --         (0.01)      (0.01)       --         (0.48)

  Total distributions    (0.14)      (0.14)      (0.11)      (0.25)      (0.58)

NET ASSET VALUE

End of period        $   13.44   $   11.94   $    9.26   $   11.47   $   15.07
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return^            13.77%      30.52%     (18.29)%    (22.21)%    (17.84)%
                       ---------------------------------------------------------

Ratio of total
expenses to average
net assets                1.05%       1.05%        1.05%       1.05%       1.05%

Ratio of net
investment income
(loss) to average
net assets                1.11%       1.22%        0.93%       1.90%       0.43%

Portfolio
turnover rate             30.4%       26.9%        28.8%       27.7%       41.7%

Net assets,
end of period
(in thousands)        $ 518,106   $ 508,876    $ 439,350   $ 550,329   $ 662,159



^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price International Stock Portfolio
December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

AUSTRALIA  2.0%

Common Stocks  2.0%

BHP Billiton                                       336,445                4,027

Brambles Industries (ss.)                          238,900                1,295

Macquarie Bank                                      35,900                1,302

News Corp. GDR, Class A *                          189,784                3,524

Total Australia (Cost $7,056)                                            10,148


BELGIUM  0.3%

Common Stocks  0.3%

Fortis                                              24,822                  684

UCB                                                 14,909                  755

Total Belgium (Cost $806)                                                 1,439


BRAZIL  1.5%

Common Stocks  1.5%

Petroleo Brasileiro
  (Petrobras) ADR (USD) (ss.)                      117,820                4,266

Tele Norte Leste ADR (USD) (ss.)                   197,800                3,337

Total Brazil (Cost $5,195)                                                7,603


CANADA  0.3%

Common Stocks  0.3%

Telus                                               24,900                  749

Telus (USD)                                         36,600                1,058

Total Canada (Cost $1,601)                                                1,807


CHINA  0.3%

Common Stocks  0.3%

China Telecom (HKD)                              1,318,000                  483

China Telecom 144A
  (HKD) * !                                      3,596,000                1,319

Total China (Cost $1,451)                                                 1,802


DENMARK  0.6%

Common Stocks  0.6%

Novo Nordisk, Series B                              53,105                2,889

Total Denmark (Cost $1,601)                                               2,889


FINLAND  1.0%

Common Stocks  1.0%

Nokia                                              318,570                5,011

Total Finland (Cost $2,198)                                               5,011


FRANCE  13.8%

Common Stocks  13.8%

AXA                                                127,244                3,131

BNP Paribas (ss.)                                   78,026                5,630

Compagnie de Saint-Gobain                           54,680                3,281

Credit Agricole (ss.)                              158,429                4,761

France Telecom *                                   174,100                5,741

Groupe Danone (ss.)                                 27,360                2,517

Hermes International                                16,540                3,287

L'Oreal (ss.)                                       23,722                1,793

Lafarge                                              5,634                  541

LVMH (ss.)                                          44,742                3,413

Sanofi-Aventis (ss.)                               118,887                9,463

Schneider Electric, Series A                        39,180                2,716

Societe Generale (ss.)                              25,568                2,577

Societe Television Francaise 1 (ss.)               111,757                3,623

Sodexho Alliance (ss.)                              78,279                2,359

STMicroelectronics                                  61,110                1,187

Thomson (ss.)                                       60,400                1,590

Total (ss.)                                         57,367               12,480

Vivendi Universal * (ss.)                           37,736                1,200

Total France (Cost $41,609)                                              71,290


GERMANY  3.1%

Common Stocks  3.1%

Allianz                                             12,903                1,705

Bayer                                               25,512                  861

Depfa Bank                                          52,600                  881

Deutsche Bank                                       23,470                2,075

E.On                                                17,745                1,611

Hypo Real Estate *                                  86,760                3,582

Rhoen-Klinikum                                      18,139                1,112

SAP                                                 13,690                2,435

Siemens                                             23,843                2,014

Total Germany (Cost $11,764)                                             16,276


GREECE  0.4%

Common Stocks  0.4%

National Bank of Greece                             62,050                2,039

Total Greece (Cost $1,884)                                                2,039

HONG KONG  1.5%

Common Stocks  1.5%

Cheung Kong Holdings                               284,000                2,841

Esprit Holdings                                    178,500                1,079

Li & Fung                                          956,000                1,611

Sun Hung Kai Properties (ss.)                      221,000                2,211

Total Hong Kong (Cost $6,145)                                             7,742


INDIA  1.2%

Common Stocks  1.2%

I-Flex Solutions                                   127,100                1,878

National Thermal Power *                           141,000                  286

Oil & Natural Gas                                   55,900                1,058

Zee Telefilms                                      748,300                2,939

Total India (Cost $5,060)                                                 6,161


ISRAEL  0.2%

Common Stocks  0.2%

Check Point Software
  Technologies (USD) * (ss.)                        42,726                1,052

Total Israel (Cost $801)                                                  1,052


ITALY  5.0%

Common Stocks  5.0%

Alleanza Assicurazioni (ss.)                       222,740                3,097

Banca Intesa                                       291,647                1,398

Banco Popolare
  di Verona e Novara                                61,800                1,251

ENI S.p.A.                                         275,458                6,869

Mediaset                                            91,519                1,156

Mediolanum (ss.)                                   132,055                  942

Telecom Italia                                     123,985                  505

Telecom Italia Mobile (ss.)                        400,524                2,982

Telecom Italia-RNC                                 819,247                2,651

UniCredito Italiano                                867,661                4,968

Total Italy (Cost $13,369)                                               25,819


JAPAN  21.2%

Common Stocks  21.2%

AIFUL                                               12,100                1,327

Canon                                               48,300                2,600

Credit Saison                                       37,000                1,343

Dai Nippon Printing                                193,000                3,089

Daikin Industries                                   64,000                1,844

Daito Trust Construction (ss.)                      45,900                2,176

Daiwa Securities                                   322,000                2,320

Fanuc                                               46,600                3,039

Fujisawa Pharmaceutical                             32,500                  887

Funai Electric (ss.)                                15,800                1,956

Hoya                                                19,700                2,219

JSR (ss.)                                           98,900                2,161

KDDI                                                   743                3,992

Keyence                                              7,600                1,699

Kyocera                                             26,000                1,997

Leopalace21                                         78,900                1,386

Marui                                              104,800                1,400

Matsui Securities                                   30,800                1,070

Mitsubishi                                         364,100                4,693

Mitsubishi Estate                                  137,000                1,600

Mitsubishi Tokyo Financial                             168                1,701

Mitsui Fudosan (ss.)                               369,000                4,472

Mitsui Trust                                       238,000                2,372

NEC                                                372,000                2,307

Nidec                                                9,700                1,179

Nissan Motor                                       261,200                2,832

Nomura                                             335,000                4,872

NTT DoCoMo                                             533                  981

Oji Paper                                          193,000                1,105

Orix                                                20,400                2,764

Rohm                                                19,700                2,033

Secom                                              102,500                4,091

Sega Sammy Holdings * (ss.)                         18,800                1,030

Seven-Eleven Japan (ss.)                           103,900                3,267

Shin-Etsu Chemical                                  73,600                3,009

SMC                                                 10,900                1,245

Sony                                                33,100                1,276

Sumitomo Mitsui Financial (ss.)                        692                5,018

Suzuki Motor (ss.)                                 108,000                1,968

T&D Holdings *                                      32,600                1,555

Takefuji                                            17,600                1,187

Teijin (ss.)                                       335,000                1,451

Toray Industries                                   285,000                1,332

Toyota Motor                                       134,800                5,472

Trend Micro                                         19,000                1,023

UFJ *                                                  278                1,681

Uniden                                              47,000                  924

USS                                                  9,440                  790

Yamanouchi Pharmaceutical                           73,900                2,870

Yamato Transport (ss.)                              83,000                1,228

Total Japan (Cost $90,908)                                              109,833


KAZAKHSTAN  0.4%

Common Stocks  0.4%

PetroKazakhstan (USD)                               57,258                2,124

Total Kazakhstan (Cost $1,567)                                            2,124


MALAYSIA  0.3%

Common Stocks  0.3%

Astro All Asia *                                 1,139,100                1,619

Total Malaysia (Cost $1,314)                                              1,619


MEXICO  2.4%

Common Stocks  2.4%

America Movil ADR
  Series L (USD)                                    72,000                3,769

Grupo Financiero Banorte                           181,500                1,142

Grupo Modelo, Series C                             727,000                1,998

Grupo Televisa ADR (USD)                            36,400                2,202

Wal-Mart de Mexico
  Series V (ss.)                                 1,015,626                3,486

Total Mexico (Cost $8,335)                                                12,597


NETHERLANDS  3.7%

Common Stocks  3.7%

Akzo Nobel                                           7,184                  305

ASML Holding * (ss.)                               169,100                2,703

Fortis (Unified shares)                             36,160                  997

ING Groep GDS                                      183,200                5,520

Koninklijke Numico *                                70,427                2,529

Philips Electronics                                132,467                3,499

Reed Elsevier                                       52,800                  717

Royal Dutch Petroleum                               27,540                1,579

Royal KPN                                          138,300                1,309

Total Netherlands (Cost $12,393)                                         19,158


NORWAY  0.3%

Common Stocks  0.3%

Orkla, Series A                                     45,020                1,473

Total Norway (Cost $572)                                                  1,473


RUSSIA  1.0%

Common Stocks  1.0%

AO VimpelCom ADR (USD) *                            41,700                1,507

JSC MMC Norilsk
  Nickel ADR (USD) (ss.)                            29,800                1,628

Lukoil ADR 144A (USD)                               11,420                1,403

Mobile Telesystems ADR (USD) (ss.)                   6,400                  887

Total Russia (Cost $4,473)                                                5,425


SINGAPORE  0.9%

Common Stocks  0.9%

United Overseas Bank                               410,424                3,470

Venture Manufacturing                              117,000                1,139

Total Singapore (Cost $3,578)                                             4,609


SOUTH AFRICA  0.2%

Common Stocks  0.2%

Standard Bank Investment                           106,100                1,236

Total South Africa (Cost $1,008)                                          1,236


SOUTH KOREA  0.5%

Common Stocks  0.5%

Hyundai Motor GDR 144A (USD)                        49,700                1,292

Samsung Electronics                                  3,606                1,570

Total South Korea (Cost $1,163)                                           2,862


SPAIN  4.5%

Common Stocks  4.5%

Banco Bilbao
  Vizcaya Argentaria (ss.)                         312,706                5,524

Banco Santander
  Central Hispano                                  283,455                3,503

Endesa (ss.)                                        95,681                2,240

Gas Natural (ss.)                                   77,110                2,376

Inditex (ss.)                                       68,300                2,006

Repsol (ss.)                                        81,252                2,107

Telefonica                                         214,109                4,017

Telefonica ADR (USD) (ss.)                          28,381                1,604

Total Spain (Cost $14,239)                                               23,377

SWEDEN  2.8%

Common Stocks  2.8%

Hennes & Mauritz, Series B                         111,380                3,865

LM Ericsson * (ss.)                                476,309                1,514

Securitas, Series B                                369,852                6,321

Tele2, Series B (ss.)                               67,600                2,645

Total Sweden (Cost $11,540)                                              14,345


SWITZERLAND  6.1%

Common Stocks  6.1%

Adecco                                             104,320                5,234

Credit Suisse Group *                              127,700                5,350

Nestle                                              32,536                8,483

Roche Holding                                       24,900                2,857

UBS                                                114,988                9,609

Total Switzerland (Cost $18,843)                                         31,533


TAIWAN  0.7%

Common Stocks  0.7%

E.Sun Financial                                  1,787,000                1,484

Taiwan Semiconductor
  Manufacturing                                  1,245,111                1,978

Total Taiwan (Cost $3,042)                                                3,462


THAILAND  0.4%

Common Stocks  0.4%

Bangkok Bank NVDR (ss.)                            515,600                1,380

Kasikornbank Public NVDR *                         346,900                  469

Total Thailand (Cost $1,731)                                              1,849


TURKEY  0.4%

Common Stocks  0.4%

Turkiye Is Bankasi (Isbank)                    382,000,000                2,110

Total Turkey (Cost $1,698)                                                2,110


UNITED KINGDOM  21.1%

Common Stocks  21.1%

AstraZeneca                                        134,166                4,855

Autonomy *                                          54,904                  177

British Sky Broadcasting                           177,450                1,911

Cadbury Schweppes                                  113,517                1,055

Capita                                             114,500                  802

Carnival                                            21,437                1,305

Centrica                                           394,210                1,784

Compass                                          1,054,080                4,973

David S. Smith                                     192,000                  573

Diageo                                             216,597                3,083

Electrocomponents                                  278,440                1,519

GlaxoSmithKline                                    681,698               15,960

Hays                                             1,054,725                2,511

Hilton Group                                       171,000                  932

Kesa Electricals                                   163,781                  886

Kingfisher                                       1,148,844                6,818

MFI Furniture Group                                576,100                1,369

Reed Elsevier                                      481,834                4,435

Rio Tinto                                          114,904                3,375

Royal Bank of Scotland                             385,182               12,929

Shell Transport & Trading                          983,122                8,363

Standard Chartered                                  81,700                1,516

Tesco                                              578,280                3,565

Tomkins                                            431,322                2,101

Unilever N.V.                                      327,785                3,212

United Business Media                              180,663                1,661

Vodafone                                         4,177,854               11,306

William Morrison Supermarkets                      496,800                1,970

WPP Group                                          415,670                4,563

Total United Kingdom (Cost $86,033)                                     109,509


UNITED STATES  1.8%

Money Market Funds  1.8%

T. Rowe Price Reserve
  Investment Fund
  2.28% #+                                       9,564,961                9,565

Total United States (Cost $9,565)                                         9,565

SECURITIES LENDING COLLATERAL  17.8%

Money Market Pooled Account  17.8%

Investment in money market
  pooled account managed by
  JP Morgan Chase Bank
  London 2.322% #                               92,260,924               92,261

Total Securities
Lending Collateral (Cost $92,261)                                        92,261

Total Investments in Securities

117.7% of Net Assets (Cost $464,803)                            $       610,025
                                                                ---------------




(1) Denominated in currency of country of incorporation unless otherwise noted

#       Seven-day yield

*       Non-income producing

+       Affiliated company -- See Note 5

(ss.)   All or a portion of this security is on loan at December 31, 2004 -- See
        Note 2

! Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,014 and represents 0.8% of net assets

ADR     American Depository Receipts

GDR     Global Depository Receipts

GDS     Global Depository Shares

HKD     Hong Kong dollar

NVDR    Non-Voting Depository Receipt

USD     United States dollar


The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
December 31, 2004
(Amounts in $ 000s except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $9,565)                       $              9,565

  Non-affiliated companies (cost $455,238)                              600,460

  Total investments in securities                                       610,025

Other assets                                                              2,200

Total assets                                                            612,225

Liabilities

Obligation to return securities lending collateral                       92,261

Other liabilities                                                         1,858

Total liabilities                                                        94,119

NET ASSETS                                                 $            518,106
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                 95

Undistributed net realized gain (loss)                                 (156,500)

Net unrealized gain (loss)                                              145,254

Paid-in-capital applicable to 38,559,471 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      529,257

NET ASSETS                                                 $            518,106
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              13.44
                                                           --------------------


The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio
($ 000s)

                                                                          Year
                                                                          Ended
                                                                       12/31/04

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $1,174)                $             10,270

  Securities lending                                                        426

  Interest                                                                    8

  Other                                                                       1

  Total income                                                           10,705

Investment management and administrative expense                          5,194

Net investment income (loss)                                              5,511

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities (net of foreign taxes of $58)                               18,812

  Foreign currency transactions                                             (56)

  Payment from investment manager                                            53

  Net realized gain (loss)                                               18,809

Change in net unrealized gain (loss)

  Securities                                                             39,180

  Other assets and liabilities
  denominated in foreign currencies                                         (14)

  Change in net unrealized gain (loss)                                   39,166

Net realized and unrealized gain (loss)                                  57,975

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $             63,486
                                                           --------------------


The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         5,511      $         5,353

  Net realized gain (loss)                          18,809              (34,710)

  Change in net unrealized gain (loss)              39,166              151,565

  Increase (decrease) in net
  assets from operations                            63,486              122,208

Distributions to shareholders

  Net investment income                             (5,358)              (5,454)

  Net realized gain                                   --                   (419)

  Decrease in net assets from distributions         (5,358)              (5,873)

Capital share transactions *

  Shares sold                                       47,800              182,589

  Distributions reinvested                           5,358                5,873

  Shares redeemed                                 (102,056)            (235,271)

  Increase (decrease) in net assets from capital
  share transactions                               (48,898)             (46,809)

Net Assets

Increase (decrease) during period                    9,230               69,526

Beginning of period                                508,876              439,350

End of period                              $       518,106      $       508,876
                                           ------------------------------------

(Including undistributed net
investment income of $95
at 12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold                                        3,899               19,072

  Distributions reinvested                             411                  515

  Shares redeemed                                   (8,359)             (24,418)

  Increase (decrease) in shares outstanding         (4,049)              (4,831)


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
December 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At December 31, 2004, approximately 12% of the fund's net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, the value of loaned securities was $87,471,000; aggregate collateral consisted of $92,261,000 in the money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $146,982,000 and $194,183,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $5,358,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $        153,804,000

Unrealized depreciation                                              (8,666,000)

Net unrealized
appreciation (depreciation)                                         145,138,000

Undistributed ordinary income                                           155,000

Capital loss carryforwards                                         (156,444,000)

Paid-in capital                                                     529,257,000

Net assets                                                 $        518,106,000
                                                           --------------------


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $18,620,000 of capital loss carryforwards. As of December 31, 2004, the fund had $35,702,000 of capital loss carryforwards that expire in 2009, $70,854,000 that expire in 2010, and $49,888,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassification between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $            (58,000)

Undistributed net realized gain                                          58,000


At December 31, 2004, the cost of investments for federal income tax purposes was $464,919,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At December 31, 2004, the fund had no deferred tax liability, and $170,000 of capital loss carryforwards that expire in 2009, $3,175,000 that expire in 2010, and $2,005,000 that expire thereafter through 2013.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 1.05% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $505,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $119,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $9,565,000 and $9,033,000, respectively.

On September 29, 2004, Price Associates fully reimbursed the fund for a $53,000 loss realized on the sale of foreign currency sold in error. The reimbursement had no impact on total return for the year ended December 31, 2004.

T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of T. Rowe Price International Stock Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Portfolio (one of the portfolios comprising T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $5,371,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $6,033,000 and foreign taxes paid of $521,000.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
1994

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1994

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2001

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.


Karen N. Horn
(1943)
2003


Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers


* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.


Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

James S. Riepe
(1943)
2002
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, International Series


* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Mark C.J. Bickford-Smith (1962)
Vice President, International Series

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Stephen V. Booth, CPA (1961)
Vice President, International Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, International Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Ann B. Cranmer, FCIS (1947)
Assistant Vice President, International Series

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; Vice President and Secretary, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited

Roger L. Fiery III, CPA (1959)
Vice President, International Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, International Series

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, International Series

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Henry H. Hopkins (1942)
Vice President, International Series

Director and Vice President, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.


Patricia B. Lippert (1953)
Secretary, International Series

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

George A. Murnaghan (1956)
Vice President, International Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

James B.M. Seddon (1964)
Vice President, International Series

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Julie L. Waples (1970)
Vice President, International Series

Vice President, T. Rowe Price

David J.L. Warren (1957)
President, International Series

Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Chief Executive Officer, Director, and President, T. Rowe Price International, Inc.; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited

William F. Wendler II, CFA (1962)
Vice President, International Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Edward A. Wiese, CFA (1959)
Vice President, International Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.



                              100 East Pratt Street
                               Baltimore, MD 21202


             T. Rowe Price Investment Services, Inc., Distributor.

42381
TRP653 (02/05)                                                F301-050 12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $12,054               $13,744
     Audit-Related Fees                       1,703                   790
     Tax Fees                                 5,521                 3,569
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005